SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C. 20549


                                 Form 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


Date of Report (Date of
earliest event reported):               November 22, 1994 (November 11, 1994)


                            Maytag Corporation
          (Exact name of registrant as specified in its charter)


       Delaware                  1-655                         42-0401785
(State or other                 (Commission                 (IRS Employer
jurisdiction of                 File Number)           Identification No.)
incorporation)


403 West 4th Street North, Newton, Iowa                      50208
(Address of principal executive offices)                    Zip Code)


Registrant's telephone number,
including area code:  (515) 792-8000


                                     N/A
      (Former name or former address, if changed since last report.)

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Item 5.  Other Events

    The Company announced on November 11, 1994 that it will invest approximately $160 million over the next three years at its refrigerator production facility in Galesburg, Illinois.

    A copy of the Company's press release issued November 11, 1994 is attached as Exhibit 99(a) and is incorporated herein by reference.


Item 7.  Financial Statements and Exhibits

(c)        Exhibits.

    The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            Maytag Corporation
                                                 (Registrant)

                                            By:     Mark A. Garth
                                               Mark A. Garth
                                                 Vice President &
                                                 Corporate Controller



November 22, 1994
           (Date)

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                               EXHIBIT INDEX

                 The following exhibit is filed herewith.


Exhibit No.                      Exhibit

    99(a)Press Release.